SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                 August 25, 1995

                                   TEAM, INC.
             (Exact name of registrant as specified in its charter)

         Texas                       1-8604                       74-1765729
(State or other juris-            (Commission                   (IRS Employer
diction of incorporation           File No.)                 Identification No.)

1001 Fannin Street, Suite 4656
Houston, Texas                                                       77002
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (713) 659-3600.

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ITEM 5.  OTHER EVENTS.

The information contained in that certain press release dated August 25, 1995 entitled "Team Reports Change in President and CEO" is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            20. Press Release dated August 25, 1995 entitled "Team Reports Change in President and CEO."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 31, 1995                    TEAM, INC.

                                                      WILLIAM A. RYAN
                                          By:      William A. Ryan
                                                   Chairman of the Board,
                                                   Chief Executive Officer and
                                                   President

                                                       JOHN M. SLACK
                                          By:      John M. Slack
                                                   Vice President and
                                                   Chief Financial Officer

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